UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

47281 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, including zip code)
(877) 797-4743
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	ENPH	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On December 18, 2023, Enphase Energy, Inc. (the "Company" or "Enphase") published a Message from the CEO to Enphase Employees on its website about the implementation of a restructuring plan (the “Plan”) designed to increase operational efficiencies and execution, reduce operating costs, and better align its workforce and cost structure with current market conditions, and the Company’s business needs, strategic priorities and ongoing commitment to profitable growth. A copy of this Message from the CEO is attached as Exhibit 99.1 to this report. Information on the Company’s website is not, and will not be deemed, a part of this report or incorporated into this or any other filings that the Company makes with the Securities and Exchange Commission.
As part of the Plan, the Company will be reducing its global workforce by approximately 10%, including contractors and employees. In addition, the Company will be streamlining its operations by ceasing operations at its contract manufacturing locations in Timisoara, Romania and Wisconsin, United States, and resizing its other contract manufacturing sites. The Company will focus on manufacturing microinverters in the United States with its two existing contract manufacturing partners in South Carolina and Texas. Manufacturing equipment currently located in Timisoara, Romania and Wisconsin, United States will be redeployed for use at these two other facilities in the United States. Once these other U.S. sites have fully ramped production, the Company expects to have a global capacity of approximately 7.25 million microinverter units per quarter, of which approximately 5 million units of capacity will be in the United States.
The Company estimates that it will incur approximately $16 million to $18 million in restructuring and asset impairment charges, of which approximately $7 million will be cash expenditures. Approximately $15 million of the charges are expected to be incurred in the fourth quarter of 2023. The estimated impact of charges related to the Plan is not expected to be material to the Company’s financial results or overall financial condition.
The actions associated with employee restructuring under the Plan are expected to be substantially complete within the first half of 2024, subject to local laws and consultation requirements. The actions associated with the manufacturing restructuring under the Plan are also expected to be substantially complete within the first half of 2024.
The financial outlook for the fourth quarter of 2023 furnished in the Company’s third quarter of 2023 earnings release filed with its Current Report on Form 8-K on October 26, 2023 remains unchanged except for GAAP operating expenses, which are expected to increase by approximately $15 million of restructuring and asset impairment charges in connection with the Plan.
The Company expects to reduce its non-GAAP operating expenses to be in the range of $75 million to $80 million a quarter in 2024 when these restructuring actions are substantially complete within the first half of 2024.
The information in Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.
Non-GAAP Financial Measures
The Company reports its financial results in accordance with GAAP; however, the Company presents forward-looking non-GAAP operating expenses in this Current Report on Form 8-K. Non-GAAP financial measures are financial measures that are derived from the condensed consolidated financial statements, but that are not presented in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, its financial measures prepared in accordance with GAAP.
With respect to non-GAAP operating expenses, the Company is not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond its control, such as stock-based compensation. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on its future GAAP operating expenses. Forward-looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures.

Forward-looking Statements
This Form 8-K contains forward-looking statements, including, but not limited to, statements related to the expected costs associated with the Plan; the Company’s plans to streamline its operations, focusing on U.S. manufacturing and its expected global capacity; its expectations about the increase to GAAP operating expenses in the fourth quarter of 2023; and its expectations about non-GAAP operating expense level in 2024. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts and related key initiatives, in addition to other risks described in more detail in its most recently filed Annual Report on Form 10-K and other documents on file with the SEC from time to time and available on the SEC’s website at www.sec.gov. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Message from the CEO to Enphase Employees dated December 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	December 18, 2023	ENPHASE ENERGY, INC.
		By:	/s/ Mandy Yang
Mandy Yang
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)